Indebtedness to related parties, noncurrent	12 Months Ended
Dec. 31, 2021
Indebtedness To Related Parties Noncurrent
Indebtedness to related parties, noncurrent

Note 28.     Indebtedness to related parties, noncurrent

On May 27, 2020, Aquilon Invest GmbH entered into a loan agreement with arago GmbH for an amount of EUR 1,918,047.09. Aquilon Invest GmbH, a company wholly-owned by the Managing Director of arago GmbH, Hans- Christian Boos, is a minority shareholder of arago GmbH.

The loan carries an interest rate of 6% per annum payable annually in arrears. The loan matures on May 26, 2025 but arago GmbH may repay it in part or in full at any time before maturity.

As at December 31, 2021, the balance of the loan and accrued interests due by arago GmbH to Hans-Christian Boos as ultimate beneficiary was EUR 2,105,407 (USD 2,395,219).